Securities Act File No. 333-190432

Investment Company Act File No. 811-22875

BLUESTONE COMMUNITY DEVELOPMENT FUND

Ticker: BLUCX

April 20, 2021

Supplement to the Prospectus and Statement of Additional Information (“SAI”)

dated October 23, 2020

This Supplement amends the Prospectus and SAI of Bluestone Community Development Fund (the “Fund”). It should be retained and read in conjunction with the Prospectus and SAI. All capitalized terms not defined herein shall have the same meanings as set forth in the Prospectus and SAI.

Bluestone Capital Partners LLC, the Fund’s investment adviser, has changed its name to Equalize Capital LLC. Effective immediately, all references in the Prospectus and SAI to Bluestone Capital Partners LLC are hereby changed to Equalize Capital LLC.

Please retain this Supplement for future reference.